UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 10, 2005

SMTC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

635 Hood Road

Markham, Ontario, Canada L3R 4N6

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 10, 2005, certain subsidiaries of SMTC Corporation entered into a First Amending Agreement (the “US Amendment”) with Congress Financial Corporation (Central)(“Congress Central”) to the Loan Agreement dated as of June 1, 2004 by and among Congress Central, SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Wisconsin, SMTC Manufacturing Corporation of Massachusetts and SMTC Mex Holdings, Inc. (the “US Loan Agreement”). The US Amendment amends certain terms and conditions of the US Loan Agreement, including financial covenants related to EBITDA.

On March 10, 2005, SMTC Manufacturing Corporation of Canada entered into a First Amending Agreement (the “Canadian Amendment”) with Congress Financial Corporation (Canada)(“Congress Canada”) to the Loan Agreement dated as of June 1, 2004 by and between Congress Canada and SMTC Manufacturing Corporation of Canada (the “Canadian Loan Agreement”). The Canadian Amendment amends certain terms and conditions of the Canadian Loan Agreement, including financial covenants related to EBITDA.

On March 10, 2005, SMTC Corporation and certain of its subsidiaries entered into a First Amendment (the “Subordinated Debt Amendment”) to the Second Amended and Restated Credit and Guarantee Agreement dated as of June 1, 2004 by and among SMTC Corporation, HTM Holdings, Inc., SMTC Manufacturing Corporation of Canada, the lenders from time to time party thereto, Lehman Brothers Inc., as advisor, lead arranger and book manager, The Bank of Nova Scotia, as syndication agent, Lehman Commercial Paper Inc., as general administrative agent and collateral monitoring agent, and General Electric Capital Corporation, as documentation agent (the “Subordinated Debt Agreement). The Subordinated Debt Amendment amends certain terms and conditions of the Subordinated Debt Agreement, including financial covenants related to EBITDA.

Item 9.01. Financial Statements and Exhibits.

(c)

Exhibit Number	Description
99.1	First Amending Agreement dated as of March 10, 2005 by and among Congress Financial Corporation (Central), SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Wisconsin, SMTC Manufacturing Corporation of Massachusetts and SMTC Mex Holdings, Inc.

99.2	First Amending Agreement dated as of March 10, 2005 by and between Congress Financial Corporation (Canada) and SMTC Manufacturing Corporation of Canada.

99.3	First Amendment dated as of March 10, 2005 to the Second Amended and Restated Credit and Guarantee Agreement by and among SMTC Corporation, HTM Holdings, Inc., SMTC Manufacturing Corporation of Canada, the lenders from time to time party thereto, Lehman Brothers Inc., as advisor, lead arranger and book manager, The Bank of Nova Scotia, as syndication agent, Lehman Commercial Paper Inc., as general administrative agent and collateral monitoring agent, and General Electric Capital Corporation, as documentation agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTC CORPORATION

Date: March 16, 2005	By:	/s/ John E. Caldwell
Name: John E. Caldwell Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	First Amending Agreement dated as of March 10, 2005 by and among Congress Financial Corporation (Central), SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Wisconsin, SMTC Manufacturing Corporation of Massachusetts and SMTC Mex Holdings, Inc.

99.2	First Amending Agreement dated as of March 10, 2005 by and between Congress Financial Corporation (Canada) and SMTC Manufacturing Corporation of Canada.

99.3	First Amendment dated as of March 10, 2005 to the Second Amended and Restated Credit and Guarantee Agreement by and among SMTC Corporation, HTM Holdings, Inc., SMTC Manufacturing Corporation of Canada, the lenders from time to time party thereto, Lehman Brothers Inc., as advisor, lead arranger and book manager, The Bank of Nova Scotia, as syndication agent, Lehman Commercial Paper Inc., as general administrative agent and collateral monitoring agent, and General Electric Capital Corporation, as documentation agent.